Exhibit 99.1

CONVERTIBLE DEBENTURE

THIS CONVERTIBLE DEBENTURE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF, HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (i) IN A REGISTRATION OR QUALIFICATION, (ii) PURSUANT TO RULE 144, REGULATIONS OR SIMILAR EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (iii) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND PATTERSON DENTAL COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO PATTERSON DENTAL COMPANY. IN ADDITION, THE SALE, ASSIGNMENT OR TRANSFER OF THIS CONVERTIBLE DEBENTURE IS SUBJECT TO THE RESTRICTIONS SET FORTH HEREIN AND IN A CONVERTIBLE DEBENTURE AGREEMENT DATED AUGUST 15, 2003. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF PATTERSON DENTAL COMPANY.

PATTERSON DENTAL COMPANY

0.5% CONVERTIBLE DEBENTURE DUE SEPTEMBER 12, 2006

(NON-NEGOTIABLE)

$1,500,000	September 12, 2003
Debenture No.: D-2	Minneapolis, Minnesota

FOR VALUE RECEIVED, Patterson Dental Company, organized and existing under the laws of the state of Minnesota, whose mailing address is 1031 Mendota Heights Road, St. Paul, Minnesota 55120-1419, and its successors and assigns (the “Company”), for value received, hereby unconditionally promises to pay to Edward L. Donnelly, or his successors and permitted assigns (the “Holder”), at 1104 Midwest Club Parkway, Oak Brook, Illinois 60523, or at such place as may be designated from time to time by the Holder, the principal sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000), together with accrued interest thereon, at the rate of one-half percent (0.5%) per annum, at or before 5:00 p.m. Minnesota time on September 12, 2006 (“Maturity Date”). This Convertible Debenture (the “Debenture”) is one of a series of debentures (“Debentures”) issued in connection with the Agreement and Plan of Merger dated August 15, 2003 among Patterson Dental Company, RETEP, INC., AbilityOne Products Corp. and AbilityOne II L.L.C., as representative of the Company Stockholders. Concurrent with the execution of the Merger Agreement, the Company, Holder and certain other holders of the securities of AbilityOne Products Corp. have entered into a Convertible Debenture Agreement of even date, setting forth certain agreements and matters relating to the issuance of the Debentures. The provisions of the Convertible Debenture Agreement, including capitalized terms used herein and defined in the Convertible Debenture Agreement, are incorporated herein by reference with the same force and effect as if fully set forth herein. The Debentures are subject to the terms of the Debenture Agreement.

1. Payment of Principal and Interest.

(a) Payments of Principal and Interest. All unpaid principal of, and accrued interest on, this Debenture shall be due and payable on the Maturity Date, unless such principal and accrued interest hereunder shall have been paid or shall have been converted in accordance with the terms hereof. All payments under this Subsection shall be made by check mailed by the Company to the address of the Holder set forth above, or by wire transfer to an account designated by the Holder. Interest on the unpaid principal balance of this Debenture shall accrue from the date of original issuance and shall be calculated on the basis of a 360-day year comprised of twelve 30-day months and shall be paid on the last day of each of the Company’s fiscal quarters commencing October 25, 2003 to the holder of record of the Debenture on such date and continuing thereafter until the Maturity Date, and all accrued but unpaid interest shall be paid on such Maturity Date.

(b) Optional Redemption. If and to the extent that this Debenture is not converted pursuant to Section 2 hereof prior to the Prepayment Date (as defined below), then Company may, at any time after the Optional Redemption Date (as defined below), at its option upon at least thirty (30) days written notice to the Holder, prepay this Debenture in whole or in part, without premium in cash. In the event Company shall give notice of any such prepayment, such notice shall specify such principal amount to be prepaid and the date of the prepayment (the “Prepayment Date”), and thereupon such principal amount, together with accrued and unpaid interest thereon to the Prepayment Date, shall become due and payable on the Prepayment Date, unless this Debenture has been converted prior to such Prepayment Date. Upon prepayment, the Holder shall surrender this Debenture at the principal office of the Company. All payments under this Subsection shall be made by check mailed or delivered by the Company to the address of the Holder set forth above, or by wire transfer to Holder as specified in writing by Holder at lease two (2) business days prior to the Prepayment Date. For purposes of this Debenture, “Optional Redemption Date” shall mean the date on which Holder’s employment with the Company and any of its subsidiaries is terminated (A) by the Company with Cause (as defined in Holder’s Employment Agreement with the Company dated August 15, 2003 (the “Employment Agreement”)) or (B) by reason of the voluntary resignation of the Holder without Good Reason (as defined in the Employment Agreement).

(c) Repurchase Right. If, at any time there shall occur a Designated Event (as defined below), then the Holder shall have the right, at such Holder’s option, to require the Company to repurchase all of this Debenture, or any portion thereof (in principal amounts of $10,000 or integral multiples thereof), on the Repurchase Date. Such repayment shall be made in cash at a price equal to 100% of the principal amount of the Debenture such holder elects to require the Company to repurchase together with accrued interest thereon to, and including, the Repurchase Date (the “Repurchase Price”). All payments under this Subsection shall be made by check mailed or delivered by the Company to the address of the Holder set forth above, or by wire transfer to Holder as specified in writing by Holder at least two (2) business days prior to the Repurchase Date. To exercise a repurchase right, a Holder shall deliver to the Company on or before the thirtieth (30th) day after the date the notice of the Designated Event is first mailed to the

Holder pursuant to Section 2(g) hereof in the case of clause (i) of the definition of Designated Event or on or before the thirtieth (30th) day after the termination of employment or expiration of the Employment Period in the case of clause (ii) of such definition, (i) irrevocable written notice to the Company of the holder’s exercise of such right (the “Repurchase Notice”), which notice shall set forth the name of the holder, the principal amount of the Debenture to be repurchased, the date of the repurchase, which date shall be not less than seven (7) nor more than thirty (30) days after the date of the Repurchase Notice (the “Repurchase Date”) and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Debenture with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. In case a Debenture shall be surrendered for partial repurchase, the Company shall execute or deliver to Holder, together with the Repurchase Price, a new Debenture in aggregate principal amounts equal to the unpurchased portion of the surrendered Debenture.

For purposes of this Debenture, “Designated Event” shall mean: (i) the occurrence of a Change of Control (as defined herein) or, (ii) the termination of the Holder’s employment with the Company and any of its subsidiaries (A) by the Company or any of its subsidiaries without Cause, (B) by Holder with Good Reason (C) by reason of death or Disability (as defined in the Employment Agreement or (D) expiration of the Employment Period (as defined in the Employment Agreement). The term “Change in Control” means an event or series of events as a result of which (i) any person or group is or becomes the beneficial owner, directly or indirectly, of shares representing more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of the Company (the “Voting Stock”), (ii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company or (iii) the Company consolidates with or merges into any other corporation, or conveys, transfers or leases all or substantially all of its assets to any person, or any other corporation merges into the Company, and, in the case of any such transaction in clause (iii), the outstanding common stock of the Company is changed or exchanged as a result, unless the stockholders of the Company immediately before such transaction own, directly or indirectly immediately following such transaction, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction

2. Conversion Right.

(a) The Holder may, at any time on and after the Conversion Date and prior to payment in full of this Debenture, convert any or all of the outstanding principal balance of this Debenture into duly authorized, fully paid and non-assessable shares of Common Stock of the Company at a conversion price per share of Common Stock equal to $50.98 (the “Conversion Price”), subject to adjustment pursuant to the provisions of Subsection (c) of this Section 2. For purposes of this Debenture, a Conversion Date shall mean the earlier to occur of (i) July 14, 2006, (ii) a Designated Event or (iii) an Event of Default (as defined below); provided, however, that in the case of any Designated Event constituting a Change of Control the Conversion Date shall be deemed to occur on the business day immediately preceding such Change of Control.

(b) In order to convert this Debenture into shares of Common Stock of the Company, Holder hereof shall surrender at the office of the Company hereinabove mentioned this original Debenture, duly endorsed to the Company or in blank, and give written notice to the Company at such office that such holder elects to convert the principal balance of this Debenture. Holder may convert a portion of this Debenture if the portion is $10,000 or an integral multiple of $10,000. The principal of this Debenture shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such Debenture for conversion as herein provided. To determine the number of shares issuable upon conversion, the principal amount to be converted shall be divided by the Conversion Price in effect on the date of conversion. As promptly as practicable on or after the date of conversion, the Company shall issue and deliver or cause to be issued and delivered a certificate or certificates for the number of shares of Common Stock of the Company issuable upon such conversion. Together with such certificates, the Company will deliver to Holder a check for any fractional shares otherwise issuable upon conversion, the amount of which shall be determined in accordance with Section 2 hereof, and for any accrued interest that is unpaid with respect to that portion of the Debenture so converted. In addition, in case any Debenture is surrendered, for partial conversion, the Company shall execute and deliver to Holder, a new Debenture in aggregate principal amount equal to the unconverted portion of the surrendered Debenture.. The Company from time to time may voluntarily reduce the Conversion Price for a period of time, provided that the Conversion Price is not less than the par value of a share of Common Stock.

(c) The Conversion Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Conversion Price the holder of this Debenture shall thereafter be entitled to receive the number of shares of Common Stock of the Company obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares issuable pursuant to conversion immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment.

(d)     (i) In case the Company shall at any time issue a stock dividend or subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

(ii) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price (as defined below) on the Record Date (as defined below) fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the close of business on such Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to the exercise of such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors of the Company whose determination shall be conclusive.

(iii) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 2(d)(i) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants referred to in Section 2(d)(ii) and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 2(e) applies) (the foregoing hereinafter in this Section 2(d)(iii) are referred to as the “Securities”), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction of which the numerator shall be the Market Price on such date less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) on such date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be such Market Price, such reduction to become effective immediately prior to the opening of business on the day following the applicable Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Market Price on such Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Debenture (or any portion thereof) the amount of Securities such holder would have received had such holder converted such Debenture (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

(iv) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 2(e) applies) in an aggregate amount that, combined together with the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 2(d)(iv) has been made, exceeds 10% of the product of the Market Price on the Record Date with respect to such distribution multiplied by the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (a) the numerator of which shall be equal to the Market Price on the Record Date less an amount equal to the quotient of (1) the excess of such combined amount over such 10% and (2) the number of shares of Common Stock outstanding on the Record Date and (b) the denominator of which shall be equal to the Market Price on such date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Debenture (or any portion thereof) the amount of cash such holder would have received had such holder converted such Debenture (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

(e) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive cash, stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock of the Company immediately theretofore receivable upon the conversion of this Debenture, such cash, shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the conversion of this Debenture had such reorganization, reclassification, consolidation, merger or sale not taken place, plus all unpaid interest accrued thereon to the date of such reorganization, reclassification, consolidation, merger or sale, and in any such case appropriate provision shall be made with respect to the rights and interests of this Debenture to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price and of the number of shares receivable upon the conversion of this Debenture) shall thereafter be applicable, as nearly as may be in relation to any cash, shares of stock, securities or assets thereafter receivable upon the conversion of this Debenture. The Company shall not effect any such reorganization, reclassification, consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such reorganization, reclassification, consolidation or merger or the company purchasing such assets shall assume by written instrument the Company’s obligations hereunder, including, without limitation, the obligation to deliver such cash, shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive.

(f) Upon any adjustment of the Conversion Price, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder, at the address of the Holder as shown on the books of the Company, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares receivable at such price upon the conversion of this Debenture, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. No adjustment to the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such Conversion Price; provided, however, that any adjustments which by reason of this Section 2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 2 to the contrary notwithstanding, the Company shall be entitled to make such decreases in the Conversion Price in addition to those required by this Section 2 as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(g) In case at any time: (i) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another Corporation; (ii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the Holders at the addresses as shown on the books of the Company, of the date on which (a) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least twenty (20) days prior to the action in question and, if applicable, not less than twenty (20) days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto. Without limiting the foregoing, the Company shall also provide Holder with prompt written notice of any Designated Event.

(h) For the benefit of the Holders, if any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this Section 2 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holders in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid.

(i) As used in this Section 2:

“Common Stock” shall mean and include the Company’s presently authorized Common Stock and any additional common stock that may be authorized by due action of the Company’s Board of Directors and shareholders entitled to vote thereon.

“Market Price” shall mean if the Common Stock is traded on a securities exchange or on the NASDAQ Stock Market, the average of the closing sale prices of the Common Stock on such exchange or the NASDAQ Stock Market over a period of twenty (20) consecutive trading days ending on the date immediately prior to the date as of which such price is being determined, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of twenty (20) consecutive trading days ending on the date immediately prior to the date as of which such price is being determined. If at any time the Common Stock is not traded on an exchange or the NASDAQ Stock Market, or otherwise traded in the over-the-counter market, the “Market Price” shall be deemed to be the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within fifteen (15) days of the date as of which the determination is to be made.

“Record Date” shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(j) No fractional shares of Common Stock shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Market Price per share of Common Stock as of the close of business on the day of conversion.

(k) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon conversion of this Debenture, such number of shares of Common Stock as shall be issuable upon the conversion of the entire outstanding principal amount of such Debenture; provided, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the conversion of this Debenture by delivery of purchased shares of Common Stock of the Company.

(l) The Company covenants that if any shares of Common Stock required to be reserved for purposes of conversion of this Debenture require registration with or approval of any governmental authority under any federal or state law, before such shares may be issued upon conversion, the Company will cause such shares to be duly registered or approved, as the case may be.

(m) The Company covenants that all shares of Common Stock issued upon conversion of the shares of this Debenture will upon issue be duly authorized, fully paid and nonassessable and not subject to any preemptive rights, liens or charges with respect to the issue thereof.

(n) The Company covenants that if at any time the Common Stock shall be traded on the NASDAQ Stock Market or listed on any national securities exchange, the Company will cause any shares of Common Stock issuable upon conversion of the Debenture to be so traded or listed.

(o) If a Holder converts all or any portion of the principal amount of the Debenture, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued or transferred to a person other than the Holder. As a condition to the issuance of any Common Stock upon conversion, or upon payment of principal or interest hereunder, the Holder shall pay or reimburse the Company for the amount of any taxes or other amounts required to be withheld under applicable state and federal laws.

3. Compliance with Securities Laws and Other Transfer Restrictions.

(a) Registration. The Company shall, at its expense, at all times (i) maintain such registrations and qualifications in effect under the Securities Act and under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico or (ii) take such other actions as each holder of Conversion Shares shall reasonably request (provided, however, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process) such that the shares of Common Stock issuable upon conversion of the Debenture will be freely transferable under the Securities Act and all other applicable law, it being understood and agreed that Conversion Shares which may be sold pursuant to Rule 144 under the Securities Act shall be deemed to be freely transferable for purposes of this Section 3(a).

(b) Indemnification. (i) The Company shall indemnify and hold harmless each holder of Conversion Shares (and any holder of this Debenture, in respect of the Conversion Shares issuable upon exercise hereof), each such holder’s directors and officers, and each other Person (including each underwriter) who participated in the offering of any

Conversion Shares and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities (including, without limitation, attorneys’ fees), joint or several, to which such holder or any such director or officer or participating Person or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statute or common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively “Violations”): (A) any alleged untrue statement of any material fact contained, on the effective or issue date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (B) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall promptly reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action.

(ii) Each holder of Conversion Shares who participates in an offering of Conversion Shares shall severally indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed any registration statement filed in connection with such offering, each Person, if any, who controls the Company within the meaning of the Securities Act, any other holder of Conversion Shares who participated in the offering of any Conversion Shares, any controlling Person of any such other holder and each officer, director, partner, and employee of such other holder of Conversion Shares and such controlling Person, against any losses, claims, damages or liabilities (including, without limitation, attorneys’ fees), joint or several, to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state statute or common laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are determined by a court of competent jurisdiction by a final non-appealable order to have solely arisen out of or be based upon a Violation that occurred in reliance upon and in conformity with written information furnished by such holder of Conversion Shares expressly for use in connection with such registration, provided, however, that (x) the indemnification required by this Section 3(b) (ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant holder of Conversion Shares, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 3(b)(ii) exceed the net proceeds from the applicable offering received by such holder of Conversion Shares.

(c) Transfer of Debenture. NEITHER THIS DEBENTURE NOR ANY INTEREST HEREIN MAY BE SOLD, ASSIGNED OR TRANSFERRED EXCEPT TO THE COMPANY OR ANY PERMITTED TRANSFEREE, AND ANY PURPORTED NEGOTIATION, ASSIGNMENT OR TRANSFER OF THIS DEBENTURE, OR ANY INTEREST HEREIN, SHALL BE NULL, VOID AND OF NO FORCE OR EFFECT. For purposes of the Debenture, Permitted Transferee means the spouse or lineal descendants (including adopted children) of the Holder, any trust for the benefit of the

Holder or the benefit of the spouse or lineal descendants (including adopted children) of such holder, any corporation or partnership in which such holder, the spouse and the lineal descendants (including adopted children) of such holder are the direct and beneficial owners of substantially all of the equity interests (provided such Holder, spouse and lineal descendants (including adopted children) agree in writing to remain the direct and beneficial owners of all such equity interests), and the personal representative of such holder upon such holder’s death for purposes of administration of such holder’s estate or upon such holder’s incompetency for purposes of the protection and management of the assets of such holder; provided that any such transferee shall have agreed in writing, in a form reasonably acceptable to the Company, to be bound by terms and conditions of the Debenture and the Convertible Debenture Agreement as a Holder. Notwithstanding anything to the contrary, the transfer restrictions set forth in this Section 3(c) shall not be applicable with respect to any Conversion Shares.

4. Rights as Shareholder. Each conversion of the Debenture (or portion thereof) shall be deemed to have been effected at the time specified in Section 2(b) hereof upon Holder’s compliance with the requirements set forth in such Subsection and the person in whose name any certificate or certificates for shares of Common Stock shall be issued upon such conversion shall be deemed to have been at such time the holder of record of the shares represented thereby.

5. Amendment.

This Debenture may be amended solely with the consent of the Holder, and any existing default may be waived solely with the consent of the Holder; provided, that, without the consent of Holder, the Debenture may be amended to provide for assumption of the Company’s obligations in the manner contemplated by Section 2(e) hereof.

6. Event of Default.

For purposes of this Debenture, an Event of Default shall mean:

(a) default by the Company for 10 days or more in payment of interest on the Debenture;

(b) default by the Company in payment of principal or premium, if any, on the Debenture, including the Repurchase Price and any optional redemption payment;

(c) failure by the Company for 30 days to comply with any of its other agreements in the Debenture or the Convertible Debenture Agreement;

(d) the Company shall file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Company or of any substantial part of its properties, fail generally to pay its debts as such debts become due, or take any corporate action in furtherance of any such action;

(e) a case or proceeding shall have been commenced against the Company in a court having competent jurisdiction seeking a decree or order (i) under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Company or of any substantial part of its properties, or (iii) ordering the winding up or liquidation of the affairs of the Company and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

If an Event of Default of the type described in Section 6(a), (b) or (c) has occurred and is continuing, the Holder may declare in written notice delivered to the Company the entire outstanding principal amount of the Debenture, plus accrued and unpaid interest thereon, to be due and payable immediately. If an Event of Default of the type described in Section 6 (d) or (e) has occurred and is continuing, the entire outstanding principal amount of the Debenture, plus accrued and unpaid interest thereon, shall immediately become due and payable, without any demand or other action on the part of Holder. If and for as long as an Event of Default is continuing, the per annum interest rate on the Debenture will increase by two (2) percentage points.

7. Miscellaneous.

(a) The terms and provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the Company and Holder. This Debenture shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota without giving effect to such state’s choice of law principles.

(b) No recourse for the payment of the principal of or any interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any shareholder, officer or director as such, past, present or future, of the Company or of any successor corporation either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

IN WITNESS WHEREOF, the Company has caused this Debenture, to be executed by its authorized representative, who certifies that he has all necessary authority on behalf of the Company to execute this Debenture and bind the Company to the terms hereof.

PATTERSON DENTAL COMPANY

By
R. Stephen Armstrong
Executive Vice President, Treasurer and
Chief Financial Officer

and

By
Matthew L. Levitt
Secretary